================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 1999


                                SOUTHDOWN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          LOUISIANA                     1-6117                   72-0296500
(STATE OR OTHER JURISDICTION OF      (COMMISSION             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      FILE NUMBER)            IDENTIFICATION NO.)


          1200 SMITH STREET
             SUITE 2400
           HOUSTON, TEXAS                                     77002
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 650-6200


================================================================================

ITEM 5.       OTHER EVENTS

          On May 20, 1999, the Company held its 1999 Annual Meeting of Shareholders. At the Annual Meeting, shareholders approved proposals to (1) elect three directors as members of Class II, one director as a member of Class III, and one director as a member of Class I to the Company's Board of Directors to serve until the 2002, 2000 and 2001 Annual Meetings of Shareholders, respectively, and until their successors are duly elected and have qualified; (2) amend the Company's 1991 Nonqualified Stock Option Plan for Non-Employee Directors; and (3) appoint Deloitte & Touche LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 1999.

          The votes of the shareholders of the Company on these proposals were as follows:

          (1) With respect to the election of the following persons to the Board of Directors of the Company to serve until the Annual Meeting of Shareholders to be held in 2002, 2000 and 2001, respectively, and until their successors have been elected and qualified:

                  Nominee                   For                        Withheld
                  -------                   ---                        --------

                  Class II Directors:
                  Frank J. Ryan            28,017,816                  108,448
                  Whitson Sadler           28,016,783                  101,481
                  J. Bruce Tompkins        28,011,464                  115,814

                  Class III Director:
                  George E. Uding, Jr.     27,993,640                  132,703

                  Class I Director:
                  Robert S. Evans          28,005,965                  120,299


          (2) With respect to the approval of the amendment to the 1991 Nonqualified Stock Option Plan for Non-Employee Directors:

              For                     Against                  Abstain
              ---                     -------                  -------
              26,632,366              1,331,638                162,258


          (3) With respect to the approval of the appointment of Deloitte & Touche LLP as independent auditors of the books and accounts of the Company for the year ending December 31, 1999:

              For                     Against                  Abstain
              ---                     -------                  -------
              28,035,204              41,057                   50,003

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

          (a) Exhibits - The following documents are filed as exhibits to this Current Report:

            EXHIBIT
            NUMBER                DESCRIPTION OF EXHIBIT
            ------                ----------------------

           99.1 1999 Phantom Stock Plan for Non-Employee Directors - incorporated by reference from Exhibit 99.1 to the Company's Registration Statement on Form S-8
                     (Registration No. 333-78887) dated May 20, 1999.

           99.2      1991 Non-qualified Stock Option Plan for Non-Employee
                     Directors, as amended incorporated by reference from
                     Exhibit 99.1 to the Company's Statement on Form S-8
                     (Registration No. 333-78955) dated May 20, 1999.

          *99.3      Phantom Stock and Deferred Compensation Plan for
                     Non-Employee Directors, as amended March 25, 1999.

          *99.4      Directors' Retirement Plan, as amended March 25, 1999.

          *99.5      1999 Restricted Stock Grants Plan and Form of Restricted
                     Stock Agreement.

          --------------
          * Filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           SOUTHDOWN, INC.
                        -------------------------------------------------------
                                            (Registrant)



Date:  June 1, 1999     By:
                            ---------------------------------------------------
                                          Patrick S. Bullard
                            Sr. Vice President - General Counsel and Secretary

                                 EXHIBIT INDEX


           EXHIBIT
           NUMBER                  DESCRIPTION OF EXHIBIT
           ------                  ----------------------

           99.1 1999 Phantom Stock Plan for Non-Employee Directors - incorporated by reference from Exhibit 99.1 to the Company's Registration Statement on Form S-8
                     (Registration No. 333-78887) dated May 20, 1999.

           99.2      1991 Non-qualified Stock Option Plan for Non-Employee
                     Directors, as amended incorporated by reference from
                     Exhibit 99.1 to the Company's Statement on Form S-8
                     (Registration No. 333-78955) dated May 20, 1999.

          *99.3      Phantom Stock and Deferred Compensation Plan for
                     Non-Employee Directors, as amended March 25, 1999.

          *99.4      Directors' Retirement Plan, as amended March 25, 1999.

          *99.5      1999 Restricted Stock Grants Plan and Form of Restricted
                     Stock Agreement.

          -----------------
          * Filed herewith.